Rule 424b3

File
No.
333101
510

EXHI
BIT A
MERICAN DEPOSITARY
SHARES
Each American
Depositary
Share represents four
deposited Shares

T
H
E

B
A
N
K

O
F

N
E
W

Y
O
R
K

M
E
L
L
O
N

A
M
E
R
I
C
A
N

D
E
P
O
S
I
T
A
R
Y

R
E
C
E
I
P
T

F
O
R

O
R
D
I
N
A
R
Y

S
H
A
R
E
S

O
F
T
H
E

P
A
R

V
A
L
U
E

O
F

F
I
F
T
Y

P
E
N
C
E

E
A
C
H

O
F

S
K
Y

P
L
C
INCO
RPOR
ATED
UNDE
R THE
LAW
S OF
THE
UNIT
ED
KING
DOM

The Bank of
New York
Mellon, as
depositary
hereinafter
called the
Depositary,
hereby certifies
that


 	, or registered
assigns IS
THE OWNER


AMERIC
AN
DEPOSIT
ARY
SHARES

representing deposited
Ordinary Shares, par
value of
fifty Pence each herein
called
Shares of Sky plc,
incorporated under the
laws of
the United Kingdom
herein
called the Company.  At
the
date hereof, each
American
Depositary Share
represents six
Shares deposited or
subject to
deposit under the
Deposit
Agreement as such term
is
hereinafter defined at
the
London office of The
Bank of
New York Mellon herein
called the Custodian.
The
Depositarys Corporate
Trust
Office is located at a
different
address than its
principal
executive office.  Its
Corporate
Trust Office is located
at 101
Barclay Street, New
York,
N.Y.
10286, and its
principal
executive office is
located at
One Wall Street, New
York,
N.Y. 10286.


THE
DEP
OSIT
ARY
S
COR
POR
ATE
TRU
ST
OFFI
CE
ADD
RES
S IS
101
BAR
CLA
Y
STR
EET,
NEW
YOR
K,
N.Y.
1028
6


1. THE
DEPOSIT
AGREEMENT.
This American
Depositary
Receipt is one of
an issue herein
called Receipts,
all issued and to be
issued
upon the terms and
conditions
set forth in the
deposit
agreement, dated as of
December 9, 2002, as
amended
and restated as of May
28,
2010, herein called the
Deposit Agreement, by
and
among the Company, the
Depositary, and all
Owners and
Beneficial
Owners from time to
time of
Receipts issued
thereunder,
each of whom by
accepting a
Receipt agrees to
become a
party thereto and
become
bound by all the terms
and
conditions thereof.
The
Deposit Agreement sets
forth
the rights of Owners
and
Beneficial Owners of
the
Receipts and the rights
and
duties of the
Depositary in
respect of the Shares
deposited
thereunder and any and
all
other securities,
property and
cash from time to time
received in respect of
such
Shares and held
thereunder
such Shares,
securities,
property, and cash are
herein
called Deposited
Securities.
Copies of the Deposit
Agreement are on file
at the
Depositarys Corporate
Trust
Office in New York City
and
at the office of the
Custodian.

            The
statements
made on the face and
reverse
of this Receipt are
summaries
of certain provisions
of the
Deposit Agreement and
are
qualified by and
subject to the
detailed provisions of
the
Deposit Agreement, to
which
reference is hereby
made.
Capitalized terms
defined in
the Deposit Agreement
and
not defined herein
shall have
the meanings set forth
in the
Deposit Agreement.

2.	SURRENDER
OF
RECEIPTS
AND
WITHDRAW
AL OF
SHARES.
            Upon
surrender at the
Corporate
Trust Office of the
Depositary of this
Receipt,
and upon payment of the
fee
of the Depositary
provided in
this Receipt, and
subject to
the terms and
conditions of
the Deposit Agreement,
the
Owner hereof is
entitled to
delivery, to him or
upon his
order, of the Deposited
Securities at the time
represented by the
American
Depositary Shares for
which
this Receipt is issued.
Delivery of such
Deposited
Securities may be made
by
the delivery of a
certificates
in the name of the
Owner
hereof or as ordered by
him
or
certificates properly
endorsed
or accompanied by
proper
instruments of transfer
and b
any other securities,
property
and cash to which such
Owner
is then entitled in
respect of
this Receipt.
Such delivery will be
made at
the option of the Owner
hereof, either at the
office of
the Custodian or at the
Corporate Trust Office
of the
Depositary, provided
that the
forwarding of
certificates for
Shares or other
Deposited
Securities for such
delivery at
the Corporate Trust
Office of
the Depositary shall be
at the
risk and expense of the
Owner hereof.

3.	TRANSFERS,
SPLITUPS,
AND
COMBINATI
ONS OF
RECEIPTS.
            The
transfer of
this Receipt is
registrable on
the books of the
Depositary at
its Corporate Trust
Office by
the Owner hereof in
person or
by a duly authorized
attorney,
upon surrender of this
Receipt
properly endorsed for
transfer
or accompanied by
proper
instruments of transfer
and
funds sufficient to pay
any
applicable transfer
taxes and
the expenses of the
Depositary
and upon compliance
with
such regulations, if
any, as the
Depositary may
establish  for
such purpose.  This
Receipt
may be split into other
such
Receipts, or may be
combined
with other such
Receipts into
one Receipt, evidencing
the
same aggregate number
of
American Depositary
Shares
as the Receipt or
Receipts
surrendered.  As a
condition
precedent to the
execution and
delivery, registration
of
transfer, splitup,
combination,
or surrender of any
Receipt


or withdrawal of any
Deposited  Securities,
the
Depositary, the
Custodian, or
Registrar may require
payment from the
depositor
of the Shares or the
presentor
of the Receipt of a sum
sufficient to reimburse
it for
any tax or other
governmental
charge and any stock
transfer
or registration fee
with
respect thereto
including any
such tax or charge and
fee
with respect to Shares
being
deposited or withdrawn
and
payment of any
applicable
fees as provided in
this
Receipt, may require
the
production of proof
satisfactory to it as
to the
identity and
genuineness of
any signature and may
also
require compliance with
any
regulations the
Depositary
may establish
consistent with
the provisions of the
Deposit
Agreement or this
Receipt,
including, without
limitation,
this Article 3.

             The
delivery
of Receipts against
deposit of
Shares generally or
against
deposit of particular
Shares
may be suspended, or
the
transfer of Receipts in
particular instances
may be
refused, or the
registration of
transfer of outstanding
Receipts generally may
be
suspended, during any
period
when the transfer books
of
the Depositary are
closed, or
if any such action is
deemed
necessary or advisable
by the
Depositary or the
Company at
any time or from time
to time
because of any
requirement
of law or of any
government
or governmental body or
commission, or under
any
provision of the
Deposit
Agreement or this
Receipt, or
for any other reason,
subject
to the provisions of
the
following sentence.
Notwithstanding
anything to
the contrary in the
Deposit
Agreement or this
Receipt,
the surrender of
outstanding
Receipts and withdrawal
of
Deposited Securities
may not
be suspended subject
only to i
temporary delays
caused by closing the
transfer
books of the Depositary
or the
Company or the deposit
of
Shares in connection
with
voting at a
shareholders
meeting, or the payment
of
dividends, ii the
payment  of
fees, taxes and similar
charges,
and iii compliance with
any
U.S. or foreign laws or
governmental
regulations
relating to the
Receipts or to
the withdrawal of the
Deposited
Securities.  Without
limitation
of the foregoing, the
Depositary shall not
knowingly accept for
deposit
under the Deposit
Agreement
any Shares required to
be
registered under the
provisions
of the Securities Act
of 1933,
unless a registration
statement
is in effect as to such
Shares.

4.	LIABILITY
OF OWNER
OR
BENEFICIAL
OWNER
FOR TAXES.
             If any tax
or
other governmental
charge
shall become payable
with
respect to any Receipt
or any
Deposited Securities
represented hereby,
such tax
or other governmental
charge
shall be payable by the
Owner
or Beneficial Owner
hereof to
the Depositary.  The
Depositary may refuse ,
and
the Company shall be
under no
obligation, to effect
any
transfer of this
Receipt
or
any withdrawal of
Deposited
Securities represented
by
American Depositary
Shares
evidenced by such
Receipt
until such payment is
made,
and may withhold any
dividends or other
distributions, or may
sell for
the account of the
Owner or
Beneficial Owner hereof
any
part or all of the
Deposited
Securities represented
by the
American Depositary
Shares
evidenced by this
Receipt, and
may apply such
dividends or
other distributions or
the
proceeds of any such
sale in
payment of such tax or
other
governmental charge and
the
Owner or Beneficial
Owner
hereof shall remain
liable for
any deficiency.

5.	WARRANTI
ES ON
DEPOSIT OF
SHARES.
             Every
person
depositing Shares under
the
Deposit Agreement shall
be
deemed thereby to
represent
and warrant that such
Shares
and each certificate
therefor,
if
applicable, are


validly issued, fully
paid,
nonassessable,  and
free of any
preemptive rights of
the
holders of outstanding
Shares
and that the person
making
such deposit is duly
authorized
so to do.  Every such
person
shall also be deemed to
represent that such
Shares and
the Receipts evidencing
American Depositary
Shares
representing such
Shares
would not be Restricted
Securities.  Such
representations and
warranties
shall survive the
deposit of
Shares and issuance of
Receipts.

6.	FILING
PROOFS,
CERTIFICAT
ES, AND
OTHER
INFORMATI
ON.
            Any person
presenting Shares for
deposit
or any Owner or
Beneficial
Owner of a Receipt may
be
required from time to
time to
file with the
Depositary or the
Custodian such proof of
citizenship or
residence,
exchange control
approval, or
such information
relating to
the registration on the
books
of the Company or the
Foreign
Registrar, if
applicable, to
execute such
certificates and
to make such
representations
and warranties, as the
Depositary may deem
necessary or proper.
The
Depositary may, and
shall if
requested in writing by
the
Company, withhold the
delivery or
registration of
transfer of any Receipt
or the
distribution of any
dividend
or sale or distribution
of
rights
or of the proceeds
thereof or
the delivery of any
Deposited
Securities until such
proof or
other information is
filed or
such certificates are
executed
or such
representations and
warranties
made.  No Share shall
be
accepted for deposit
unless
accompanied by evidence
satisfactory to the
Depositary
that any necessary
approval
has been granted by any
governmental body in
the
United Kingdom which is
then performing the
function
of the regulation of
currency
exchange.

7.	CHARGES
OF
DEPOSITAR
Y.
            The Company
agrees to pay the fees,
reasonable expenses and
outofpocket charges of
the
Depositary and those of
any
Registrar only in
accordance
with agreements in
writing
entered into between
the
Depositary and the
Company
from time to time.  The
Depositary shall
present its
statement for such
charges and
expenses to the Company
once
every three months.
The
charges and expenses of
the
Custodian are for the
sole
account of the
Depositary.

            The
following
charges shall be
incurred by
any party depositing or
withdrawing Shares or
by any
party surrendering
Receipts or
to whom Receipts are
issued
including, without
limitation,
issuance pursuant to a
stock
dividend or stock split
declared
by the Company or an
exchange of stock
regarding
the Receipts or
Deposited
Securities or a
distribution of
Receipts pursuant to
Section
4.03 of the Deposit
Agreement,
or by Owners, as
applicable 1
taxes and other
governmental
charges, 2 such
registration
fees as may from time
to time
be in effect for  the
registration
of transfers of Shares
generally
on the Share register
of the
Company or Foreign
Registrar
and applicable to
transfers of
Shares to or from the
name of
the Depositary or its
nominee
or the Custodian or its
nominee
on the making of
deposits or
withdrawals under the
terms of
the Deposit Agreement,
3 such
cable, telex and
facsimile
transmission expenses
as are
expressly provided in
the
Deposit Agreement, 4
such
customary expenses as
are
incurred by the
Depositary in
the conversion of
foreign
currency pursuant to
Section
4.05 of the Deposit
Agreement,
5 a fee of 5.00 or less
per 100
American Depositary
Shares
or portion thereof for
the
execution and delivery
of
Receipts pursuant to
Section
2.03, 4.03 or 4.04 of
the
Deposit Agreement and
the
surrender of Receipts
pursuant
to Section 2.05 or 6.02
of the
Deposit Agreement, 6 a
fee of
..02 or less per
American
Depositary Share or
portion
thereof for any


cash distribution made
pursuant to Sections
4.01
through 4.04 of the
Deposit
Agreement, 7 a fee for
the
distribution of
securities
pursuant to Section
4.02 of
the Deposit Agreement,
such
fee being in an amount
equal
to the fee for the
execution
and delivery of
American
Depositary Shares
referred to
above which would have
been
charged as a result of
the
deposit of such
securities for
purposes of this clause
7
treating all such
securities as
if they were Shares,
but which
securities are instead
distributed by the
Depositary
to Owners and 8 any
other
charge payable by the
Depositary, any of the
Depositarys agents,
including
the Custodian, or the
agents of
the Depositarys agents
in
connection with the
servicing
of Shares or other
Deposited
Securities which charge
shall
be assessed against
Owners as
of the date or dates
set by the
Depositary in
accordance with
Section 4.06 of the
Deposit
Agreement and shall be
payable at the sole
discretion
of the Depositary by
billing
such Owners for such
charge
or by deducting such
charge
from one or more cash
dividends or other cash
distributions.

            The
Depositary, subject to
Article
8 hereof, may own and
deal in
any class of securities
of the
Company and its
affiliates and
in Receipts.

8.	PRERELEAS
E OF
RECEIPTS.
             The
Depositary
may issue Receipts
against
delivery by the Company
or
any agent of the
Company
recording Share
ownership of
rights to receive
Shares from
the Company or any such
agent
of the Company.  No
such
issue of Receipts will
be
deemed a  that is
subject to the
restrictions of
the following
paragraph.

             Unless
requested in writing by
the
Company to cease doing
so,
the Depositary may,
notwithstanding Section
2.03
of the Deposit
Agreement,
execute and deliver
Receipts
prior to the receipt of
Shares
pursuant to Section
2.02 of the
Deposit Agreement
..  The Depositary
may, pursuant to
Section 2.05
of the Deposit
Agreement,
deliver Shares upon the
receipt
and cancellation of
Receipts
which have been d,
whether or not such
cancellation is prior
to the
termination of such
or the Depositary knows
that
such Receipt has been
d.  The Depositary
may receive Receipts in
lieu of
Shares in satisfaction
of a
..  Each
will be a preceded or
accompanied by a
written
representation and
agreement
from the person to whom
Receipts are to be
delivered the
Pre Releasee that the
e, or its customer, i
owns the Shares or
Receipts to
be remitted, as the
case may be,
ii assigns all
beneficial right,
title and interest in
such
Shares
or Receipts, as the
case may
be, to the Depositary
in its
capacity as such and
for the
benefit of the Owners,
and
iii will not take any
action
with
respect to such Share
or
Receipts, as the case
may be,
that is inconsistent
with the
transfer of beneficial
ownership including,
without
the consent of the
Depositary,
disposing of such
Shares or
Receipts, as the case
may be,
other than in
satisfaction of
such , b at all time
fully collateralized
with cash,
U.S. government
securities or
such other collateral
as the
Depositary determines,
in good
faith, will provide
substantially
similar liquidity and
security,
c
terminable by the
Depositary
on not more than five 5
business days notice,
and d
subject to such further
indemnities and credit
regulations as the
Depositary
deems appropriate.  The
number of Shares not
deposited
but represented by
American
Depositary Shares
outstanding
at any time as a result
of
s will not normally
exceed twenty percent
20 of the
Shares deposited under
the
Deposit Agreement
provided,
however, that the
Depositary
reserves the right to
disregard
such limit from time to
time as
it deems reasonably


appropriate, and may,
with the
prior written consent
of the
Company, change such
limit
for purposes of general
application.  The
Depositary
will also set dollar
limits with
respect to Pre Release
transactions to be
entered into
under the Deposit
Agreement
with any particular Pre
Releasee on a
casebycase basis
as the Depositary deems
appropriate.  For
purposes of
enabling the Depositary
to
fulfill its obligations
to the
Owners under the
Deposit
Agreement, the
collateral
referred to in clause b
above
shall be held by the
Depositary
as security for the
performance
of the es obligations
to the Depositary in
connection
with a  transaction,
including the es
obligation to deliver
Shares or
Receipts upon
termination of a
Pre Release transaction
and
shall not, for the
avoidance of
doubt, constitute
Deposited
Securities under the
Deposit
Agreement.

             The
Depositary
may retain for its own
account
any compensation
received by
it in connection with
the
foregoing.

9.	TITLE TO
RECEIPTS.
             It is a
condition
of this Receipt and
every
successive Owner and
Beneficial Owner of
this
Receipt by accepting or
holding the same
consents and
agrees, that title to
this
Receipt
when properly endorsed
or
accompanied by proper
instruments of
transfer, is
transferable by
delivery with
the same effect as in
the case
of a negotiable
instrument
under the laws of New
York
provided, however, that
the
Depositary,
notwithstanding
any notice to the
contrary, may
treat the person in
whose name
this Receipt is
registered on
the books of the
Depositary as
the absolute owner
hereof for
the purpose of
determining the
person entitled to
distribution
of dividends or other
distributions or to any
notice
provided for in the
Deposit
Agreement or for all
other
purposes.

10.	VALIDITY
OF
RECEIPT.
             This
Receipt
shall not be entitled
to any
benefits under the
Deposit
Agreement or be valid
or
obligatory for any
purpose,
unless this Receipt
shall have
been executed by the
Depositary by the
manual
signature of a duly
authorized
signatory of the
Depositary
provided, however that
such
signature may be a
facsimile if
a Registrar for the
Receipts
shall have been
appointed and
such Receipts are
countersigned by the
manual
of a duly authorized
officer of
the Registrar.

11.	REPORTS
INSPECTIO
N OF
TRANSFER
BOOKS.
             Upon the
effectiveness of the
termination
of the Companys duty to
file
or submit reports under
Sections 13a or 15d of
the
Securities Exchange Act
of
1934, as amended the
Exchange Act, the
Company
will receive the
exemption
from the reporting
obligations
of the Exchange Act
provided
by Rule 12g32b.  To
maintain
the exemption from
registration
under Rule 12g32b under
the
Exchange Act, the
Company
will publish in
English, the
information required by
Rule
12g32bliii and Rule
12g32b2
under the Exchange Act
on its
internet website
httpcorporate.sky.com
or such
other Internet website
address
as the Company may
announce
publicly from time to
time or,
alternatively, through
an
electronic information
delivery
system generally
available to
the public in the
Companys
primary trading market.


             The
Depositary
will make available for
inspection by Owners of
Receipts at its
Corporate Trust
Office any reports and
communications,
including any
proxy soliciting
material,
received from the
Company
which are both a
received by
the Depositary as the
holder of
the Deposited
Securities and b
made generally
available to the
holders of such
Deposited
Securities by the
Company.
The Depositary will
also, upon
written request, send
to
Owners of Receipts
copies of
such reports when
furnished by
the Company pursuant to
the
Deposit Agreement.  Any
such
reports and
communications,
including any such
proxy
soliciting material,
furnished
to
the Depositary by the
Company shall be
furnished in
English to the extent
such
materials are
required to be
translated into
English pursuant to any
regulations of the
Commission.

            The
Depositary will keep
books,
at its Corporate Trust
Office,
for the registration of
Receipts
and transfers of
Receipts
which at all reasonable
times
shall be open for
inspection
by the Owners of
Receipts
provided that such
inspection
shall not be for the
purpose of
communicating with
Owners
of Receipts in the
interest of a
business or object
other than
the business of the
Company
or a matter related to
the
Deposit Agreement or
the
Receipts.

12.	DIVIDEND
S AND
DISTRIBU
TIONS.
             Whenever
the
Depositary receives any
cash
dividend or other cash
distribution on any
Deposited
Securities, the
Depositary will,
if at the time of
receipt
thereof
any amounts received in
a
foreign currency can in
the
judgment  of the
Depositary be
converted on a
reasonable
basis into United
States
dollars transferable to
the
United States, and
subject to
the Deposit Agreement,
convert such dividend
or
distribution into
dollars and
will distribute without
unreasonable delay, the
amount thus received
net of
the fees and expenses
of the
Depositary as provided
in
Article 7 hereof and
Section
5.09 of the Deposit
Agreement
to the Owners of
Receipts
entitled thereto
provided,
however, that in the
event that
the Company or the
Depositary
is required to withhold
and
does withhold from any
cash
dividend or other cash
distribution in respect
of any
Deposited Securities an
amount on account of
taxes,
the amount distributed
to the
Owners of the Receipts
evidencing American
Depositary Shares
representing
such Deposited
Securities
shall be reduced
accordingly.

             Subject to
the
provisions of Section
4.11 and
5.09 of the Deposit
Agreement,
whenever the Depositary
or a
Custodian receives any
distribution other than
a
distribution described
in
Section 4.01, 4.03 or
4.04 of
the Deposit Agreement,
the
Depositary will, upon
consultation with the
Company, cause the
securities
or property received by
it to be
distributed to the
Owners
entitled thereto,
without
unreasonable delay,
subject to
receipt of satisfactory
assurances, in any
manner that
the Depositary may deem
equitable and
practicable for
accomplishing such
distribution provided,
however, that if in the
opinion
of the Depositary such
distribution cannot be
made
proportionately among
the
Owners of Receipts
entitled
thereto, or if for any
other
reason the Depositary
deems
such distribution not
to be
feasible, the
Depositary  may
adopt such method as it
may
deem equitable and
practicable
for the purpose of
effecting
such distribution,
including,
but not limited to, the
public
or private sale of the
securities
or property thus
received, or
any part thereof, and
the net
proceeds of any such
sale net
of the fees and
expenses of the
Depositary as provided
in
Article 7 hereof and
Section
5.09 of the Deposit
Agreement
will be distributed by
the
Depositary to the
Owners of
Receipts entitled
thereto all in
the manner and subject
to the
conditions described in
Section 4.01 of the
Deposit
Agreement.



            If any
distribution consists
of a
dividend in, or free
distribution
of, Shares, the
Depositary may
in its discretion upon
prior
consultation with and
approval
of the Company, and
shall, if
the Company shall so
request,
subject to the
following
sentence, distribute to
the
Owners of outstanding
Receipts
entitled thereto,
additional
Receipts evidencing an
aggregate number of
American
Depositary Shares
representing
the amount of Shares
received
as such dividend or
free
distribution subject to
the
terms and conditions of
the
Deposit Agreement with
respect to the deposit
of Shares
and the issuance of
American
Depositary Shares
evidenced
by Receipts, including
the
withholding of any tax
or other
governmental charge as
provided in Section
4.11 of the
Deposit Agreement and
the
payment of the fees and
expenses of the
Depositary as
provided
in Article 7 hereof and
Section
5.09 of the Deposit
Agreement.
In lieu of delivering
Receipts
for fractional American
Depositary Shares in
any such
case, the Depositary
will sell
the amount of Shares
represented by the
aggregate of
such fractions and
distribute
the net proceeds, all
in the
manner and subject to
the
conditions described in
Section
4.01 of the Deposit
Agreement.
If additional Receipts
are not
so distributed, each
American
Depositary Share shall
thenceforth also
represent the
additional Shares
distributed
upon the Deposited
Securities
represented thereby.

             In the
event
that the Depositary
determines
that any distribution
in
property including
Shares and
rights to subscribe
therefor is
subject to any tax or
other
governmental charge
which the
Depositary is obligated
to
withhold, the
Depositary may,
after consultation with
the
Company, if
practicable, by
public or private sale
dispose
of all or a portion of
such
property including
Shares and
rights to subscribe
therefor in
such amounts and in
such
manner as the
Depositary
deems necessary and
practicable to pay any
such
taxes or charges, and
the
Depositary shall
distribute the
net proceeds of any
such sale
after deduction of such
taxes
or charges to the
Owners of
Receipts entitled
thereto.

13.	RIGHTS.
             In the
event that
the Company shall offer
or
cause to be offered to
the
holders of any
Deposited
Securities any rights
to
subscribe for
additional Shares
or any rights of any
other
nature, the Depositary,
after
consultation with the
Company,
shall have discretion
as to the
procedure to be
followed in
making such rights
available to
any Owners or in
disposing of
such rights on behalf
of any
Owners and making the
net
proceeds available to
such
Owners or, if by  the
terms of
such rights offering or
for any
other reason, the
Depositary
may not either make
such
rights available to any
Owners
or dispose of such
rights and
make the net proceeds
available to such
Owners, then
the Depositary shall
allow the
rights to lapse.  If at
the time
of the offering of any
rights
the
Depositary determines
in its
discretion that it is
lawful and
feasible to make such
rights
available to all or
certain
Owners but not to other
Owners, the Depositary
may
distribute to any Owner
to
whom it determines the
distribution to be
lawful and
feasible, in proportion
to the
number of American
Depositary Shares held
by such
Owner, warrants or
other
instruments therefor in
such
form as it deems
appropriate.

             In
circumstances in which
rights
would otherwise not be
distributed, if an
Owner of
Receipts requests the
distribution of
warrants or
other instruments in
order to
exercise the rights
allocable to
the American Depositary
Shares of such Owner
under
the Deposit Agreement,
the
Depositary will make
such
rights available to
such Owner
upon written notice
from the


Company to the
Depositary
that a the Company has
elected in its sole
discretion
to
permit such rights to
be
exercised and b such
Owner
has executed such
documents
as the Company has
determined in its sole
discretion are
reasonably
required under
applicable law.

             After
consultation with the
Company, if the
Depositary has
distributed warrants or
other
instruments for rights
to all or
certain Owners, then
upon
instruction from such
an
Owner pursuant to such
warrants or other
instruments
to the Depositary from
such
Owner to exercise such
rights,
upon payment by such
Owner
to the Depositary for
the
account of such Owner
of an
amount equal to the
purchase
price of the Shares to
be
received upon the
exercise of
the rights, and upon
payment
of the fees and
expenses of the
Depositary and any
other
charges as set forth
in such warrants or
other
instruments, the
Depositary
shall, on behalf of
such Owner,
exercise the rights and
purchase the Shares,
and the
Company shall cause the
Shares so purchased to
be
delivered to the
Depositary on
behalf of such Owner.
As
agent for such Owner,
the
Depositary will cause
the
Shares so purchased to
be
deposited pursuant to
Section
2.02 of the Deposit
Agreement,
and shall, pursuant to
Section
2.03 of the Deposit
Agreement,
execute and deliver
Receipts to
such Owner.  In the
case of a
distribution pursuant
to the
second paragraph of
this
Article  13, such
Receipts shall
be legended in
accordance with
applicable U.S. laws,
and shall
be subject to the
appropriate
restrictions on sale,
deposit,
cancellation, and
transfer under
such laws.

             If the
Depositary determines
in its
reasonable discretion
that it is
not lawful and feasible
to
make such rights
available to
all or certain Owners,
it may
sell the rights,
warrants or
other instruments in
proportion to the
number of
American Depositary
Shares
held by the Owners to
whom
it has determined it
may not
lawfully or feasibly
make
such rights available,
and
allocate the net
proceeds of
such sales net of the
fees and
expenses of the
Depositary as
provided in Section
5.09 of
the Deposit Agreement
and
all taxes and
governmental
charges payable in
connection
with such rights and
subject
to the terms and
conditions of
the Deposit Agreement
for the
account of such Owners
otherwise entitled to
such
rights, warrants or
other
instruments, upon an
averaged or other
practical
basis without regard to
any
distinctions among
such Owners because of
exchange restrictions
or the
date
of delivery of any
Receipt or
otherwise.

             The
Depositary
will not offer rights
to Owners
unless both the rights
and the
securities to which
such rights
relate are either
exempt from
registration under the
Securities Act of 1933
with
respect to a
distribution to all
Owners or are
registered under
the provisions of such
Act
provided, that nothing
in the
Deposit Agreement shall
create, any obligation
on the
part of the Company to
file a
registration statement
with
respect to such rights
or
underlying securities
or to
endeavor to have such a
registration statement
declared
effective.  If an Owner
of
Receipts requests the
distribution of
warrants or
other instruments,
notwithstanding that
there has
been no such
registration under
such Act, the
Depositary shall
not effect such
distribution
unless it has received
an
opinion from recognized
counsel in the United
States for
the Company upon which
the
Depositary may rely
that such
distribution to such
Owner is
exempt from such
registration.

            The
Depositary
shall not be
responsible for
any failure to
determine that it
may be lawful or
feasible to
make such rights
available to
Owners in general or
any
Owner in particular.


14.	CONVERSI
ON OF
FOREIGN
CURRENCY
..
             Whenever
the
Depositary or the
Custodian
shall receive foreign
currency,
by way of dividends or
other
distributions or the
net
proceeds from the sale
of
securities, property or
rights,
and if at the time of
the
receipt
thereof the foreign
currency so
received can in the
judgment
of the Depositary be
converted
on a reasonable basis
into
Dollars and the
resulting
Dollars transferred to
the
United States, the
Depositary
shall convert or cause
to be
converted, by sale or
in any
other manner that it
may
determine, such foreign
currency into Dollars,
and
such Dollars shall be
distributed to the
Owners
entitled thereto or, if
the
Depositary shall have
distributed any
warrants or
other instruments which
entitle the holders
thereof to
such Dollars, then to
the
holders of such
warrants
andor instruments upon
surrender thereof for
cancellation. Such
distribution
may be made upon an
averaged or other
practicable
basis without regard to
any
distinctions among
Owners on
account of exchange
restrictions, the date
of
delivery of any Receipt
or
otherwise and shall be
net of
any expenses of
conversion
into Dollars incurred
by the
Depositary as provided
in
Section 5.09 of the
Deposit
Agreement.

             If such
conversion or
distribution can
be effected only with
the
approval or license of
any
government or agency
thereof,
the Depositary shall
file such
application for
approval or
license, if any, as it
may deem
desirable.

             If at any
time
the Depositary shall
determine
that in its judgment
any foreign
currency received by
the
Depositary or the
Custodian is
not convertible on a
reasonable
basis into Dollars
transferable
to the United States,
or if any
approval or license of
any
government or agency
thereof
which is required for
such
conversion is denied or
in the
opinion of the
Depositary is not
obtainable,
or if any such approval
or
license is not obtained
within
a reasonable period as
determined by the
Depositary,
the Depositary may
distribute
the foreign currency or
an
appropriate document
evidencing the right to
receive
such foreign currency
received
by the Depositary to,
or in its
discretion may hold
such
foreign currency
uninvested
and without liability
for
interest thereon for
the
respective accounts of,
the
Owners entitled to
receive the
same.

            If any such
conversion of foreign
currency, in whole or
in part,
cannot be effected for
distribution to some of
the
Owners entitled
thereto, the
Depositary may in its
discretion make such
conversion and
distribution in
Dollars to the extent
permissible to the
Owners
entitled thereto and
may
distribute the balance
of the
foreign currency
received by
the Depositary to, or
hold such
balance uninvested and
without liability for
interest
thereon for the
respective
accounts of, the Owners
entitled thereto.

15.	RECORD
DATES.
            Whenever
any
cash dividend or other
cash
distribution shall
become
payable or any
distribution
other than cash shall
be made,
or whenever rights
shall be
issued with respect to
the
Deposited Securities,
or
whenever the Depositary
shall receive notice of
any
meeting of holders of
Shares
or other Deposited
Securities,
or whenever for any
reason
the Depositary causes a
change in the number of
Shares that are
represented by
each American
Depositary
Share, or whenever the
Depositary shall find
it
necessary or
convenient, the
Depositary shall fix a


record date which shall
be the
same or as near as
practicable
to the record date set
by the
Company, if any, for
the Shares
a for the determination
of the
Owners of Receipts who
shall
be
(i)	entitled to
receive such
dividend, distribution
or rights
or the net proceeds of
the sale
thereof,
(ii)	entitled to give
instructions
for the exercise of
voting
rights at any such
meeting, or
iii who shall be
responsible for
any fee assessed by the
Depositary pursuant to
the
Deposit Agreement, or
b on or after which
each
American Depositary
Share
will represent the
changed
number of Shares,
subject to
the provisions of the
Deposit
Agreement.

16.	VOTING
OF
DEPOSITED
SECURITIE
S.
      Upon receipt of
notice
of any meeting of
holders of
Shares or other
Deposited
Securities, if
requested in
writing by the Company,
the
Depositary shall, as
soon as
practicable thereafter,
mail to
the Owners of Receipts
a
notice, the form of
which
notice shall be in the
sole
discretion  of the
Depositary,
which shall contain a
such
information as is
contained in
such notice of meeting
received
by the Depositary from
the
Company, b a statement
that
the Owners of Receipts
as of
the close of business
on a
specified record date
will be
entitled, subject to
any
applicable provision of
the
United Kingdom law and
of
the Articles of
Association and
Bylaws of the Company,
to
instruct the Depositary
as to
the exercise of the
voting
rights, if any,
pertaining to
the
amount of Shares or
other
Deposited Securities
represented by their
respective
American Depositary
Shares
and c a statement as to
the
manner in which such
instructions may be
given or
deemed given in
accordance
with the last sentence
of this
paragraph if no
instruction is
received, to the
Depositary to
give a discretionary
proxy to a
person designated to
the
Company.  Upon the
written
request of an Owner of
a
Receipt on such record
date,
received on or before
the date
established by the
Depositary
for such purpose, the
Depositary shall
endeavor
insofar as practicable
to vote
or cause to be voted
the
amount of Shares or
other
Deposited Securities
represented by such
American
Depositary Shares
evidenced
by such Receipt in
accordance
with the instructions
set forth
in such request.  The
Depositary shall not
vote or
attempt to exercise the
right to
vote that attaches to
the Shares
or other Deposited
Securities,
other than in
accordance with
such instructions or
deemed
instructions.   If no
instructions
are received by the
Depositary
from any Owner with
respect
to any of the Deposited
Securities
represented by the
American
Depositary Shares
evidenced
by such Owners Receipts
on or
before the date
established by
the Depositary for such
purpose, the Depositary
shall
deem such Owner to have
instructed the
Depositary to
give a discretionary
proxy to a
person designated by
the
Company with respect to
such
Deposited Securities
and the
Depositary shall give a
discretionary proxy to
a person
designated by the
Company to
vote such Deposited
Securities
provided, that
no such instruction
shall be
deemed given and no
such
discretionary proxy
shall be
given with respect to
any
matter as to which the
Company informs the
Depositary and the
Company
agrees to provide such
information as promptly
as
practicable in writing
that x
the Company does not
wish
such proxy given, y
substantial opposition
exists
or z such matter
materially
and adversely affects
the
rights of holders of
Shares.

      There can be no
assurance that Owners
generally or any Owner
in
particular will receive
the
notice described in the
preceding paragraph
sufficiently prior to
the
instruction date to
ensure that
the Depositary will
vote the
Shares or Deposited
Securities
in accordance with the
provisions set forth in
the
preceding paragraph.


17.	CHANGES
AFFECTI
NG
DEPOSIT
ED
SECURIT
IES.
             In
circumstances where the
provisions of Section
4.03 of
the Deposit Agreement
do not
apply, upon any change
in
nominal value, change
in par
value, splitup,
consolidation,
or any other
reclassification of
Deposited Securities,
or upon
any recapitalization,
reorganization, merger
or
consolidation, or sale
of assets
affecting the Company
or to
which it is a party,
any
securities which shall
be
received by the
Depositary or
a Custodian in exchange
for
or in conversion of or
in
respect of Deposited
Securities shall be
treated as
new Deposited
Securities
under the Deposit
Agreement,
and American Depositary
Shares shall
thenceforth
represent, in addition
to the
existing Deposited
Securities,
the right to receive
the new
Deposited Securities so
received in exchange or
conversion, unless
additional
Receipts are delivered
pursuant to the
following
sentence.  In any such
case the
Depositary may execute
and
deliver additional
Receipts as
in the case of a
dividend in
Shares, or call for the
surrender of
outstanding
Receipts to be
exchanged for
new Receipts
specifically
describing such new
Deposited Securities.

18.	LIABILI
TY OF
THE
COMPA
NY AND
DEPOSIT
ARY.
             Neither
the
Depositary nor the
Company
nor any of their
respective
directors, employees,
agents or
affiliates shall incur
any
liability to any Owner
or
Beneficial Owner of any
Receipt, if by reason
of any
provision of any
present or
future law or
regulation of the
United States or any
other
country, or of any
other
governmental or
regulatory
authority, or by reason
of any
provision, present or
future, of
the Articles of
Association and
Bylaws of the Company,
or  by
reason of any provision
of any
securities issued or
distributed
by the Company, or any
offering or
distribution
thereof,
or by reason of any act
of God
or war or terrorism or
other
circumstances beyond
its
control, the Depositary
or the
Company shall be
prevented,
delayed or forbidden
from or
be subject to any civil
or
criminal penalty on
account of
doing or performing any
act or
thing which by the
terms of the
Deposit Agreement or
Deposited Securities it
is
provided shall be done
or
performed nor shall the
Depositary or the
Company or
any of their respective
directors, employees,
agents or
affiliates incur any
liability
to
any Owner or Beneficial
Owner of a Receipt by
reason
of any nonperformance
or
delay, caused as
aforesaid, in
the performance of any
act or
thing which by the
terms of the
Deposit Agreement it is
provided shall or may
be done
or performed, or by
reason of
any exercise of, or
failure to
exercise, any
discretion
provided for in the
Deposit
Agreement.  Where, by
the
terms of a distribution
pursuant
to Section 4.01, 4.02
or
4.03 of the Deposit
Agreement, or an
offering or
distribution pursuant
to
Section 4.04 of the
Deposit
Agreement, such
distribution
or offering may not be
made
available to Owners of
Receipts, and the
Depositary
may not dispose of such
distribution or
offering on
behalf of such Owners
and
make the net proceeds
available to such
Owners, then
the Depositary shall
not make
such distribution or
offering,
and shall allow any
rights, if
applicable, to lapse.
Neither
the Company nor the
Depositary assumes any
obligation or shall be
subject
to any liability under
the
Deposit Agreement to
Owners
or Beneficial Owners of
Receipts, except that
they
agree to perform their
obligations
specifically set
forth in the Deposit
Agreement
without negligence or
bad
faith.  The Depositary
shall not
be subject to any
liability with
respect to the validity
or worth
of the Deposited
Securities.
Neither the Depositary
nor the
Company shall be under
any
obligation to appear
in,
prosecute or defend any
action,
suit, or other
proceeding in
respect of any
Deposited
Securities or in
respect of the
Receipts, which in its
opinion
may involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all
expense and liability
shall be
furnished


as often as may be
required,
and the Custodian shall
not be
under any obligation
whatsoever with respect
to
such proceedings, the
responsibility of the
Custodian
being solely to the
Depositary.
Neither the Depositary
nor the
Company shall be liable
for
any action or nonaction
by it in
reliance upon the
advice of or
information from legal
counsel, accountants,
any
person presenting
Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt,
or any other person
believed
by it in good faith to
be
competent to give such
advice
or information. The
Depositary shall not be
responsible for any
failure to
carry out any
instructions to
vote any of the
Deposited
Securities, or for the
manner in
which any such vote is
cast or
the effect of any such
vote,
provided that any such
action
or nonaction is in good
faith.
The Depositary shall
not be
liable for any acts or
omissions made by a
successor
depositary whether in
connection with a
previous act
or omission of the
Depositary
or in connection with a
matter
arising wholly after
the
removal or resignation
of the Depositary,
provided
that in connection with
the
issue out of which such
potential liability
arises, the
Depositary performed
its
obligations without
negligence or bad faith
while
it acted as Depositary.
The
Company agrees to
indemnify
the Depositary, its
directors,
employees, agents and
affiliates and any
Custodian
against, and hold each
of
them harmless from, any
liability or expense
including,
but not limited to, the
expenses of counsel
which
may arise out of any
registration with the
Commission of Receipts,
American Depositary
Shares
or Deposited Securities
or the
offer or sale thereof
in the
United States or out of
acts
performed or omitted,
in
accordance with the
provisions of the
Deposit
Agreement and of the
Receipts, as the same
may be
amended, modified, or
supplemented from time
to
time, i by either the
Depositary or a
Custodian or
their respective
directors,
employees, agents and
affiliates, except for
any
liability or expense
arising out
of the negligence or
bad faith
of either of them, or
ii by the
Company or any of its
directors, employees,
agents
and affiliates.  No
disclaimer
of liability under the
Securities Act of 1933
is
intended by any
provision of
the Deposit Agreement.

19.	R
E
S
I
G
N
A
T
I
O
N

A
N
D

R
E
M
O
V
A
L

O
F

T
H
E

D
E
P
O
S
I
T
A
R
Y


A
P
P
O
I
N
T
M
E
N
T

O
F

S
U
C
C
E
S
S
O
R

C
U
S
T
O
D
I
A
N
..
            The
Depositary may at any
time
resign as Depositary
under
the Deposit Agreement
by
written notice of its
election
so to do delivered to
the
Company, such
resignation to
take effect  upon the
appointment of a
successor
depositary and its
acceptance
of such
appointment as provided
in the
Deposit Agreement.
The
Depositary may at any
time be
removed by the Company
by
prior written notice of
such
removal, to become
effective
upon the later of i the
601
day
after delivery of the
notice to
the Depositary and ii
the
appointment of a
successor
depositary and its
acceptance
of such appointment as
provided in the Deposit
Agreement.
Whenever the Depositary
in
its discretion
determines that
it is in the best
interest of
the
Owners of Receipts to
do so,
it may appoint a
substitute or
additional custodian or
custodians.

20.	AMENDME
NT.
            The form of
the
Receipts and any
provisions of
the Deposit Agreement
may at
any time and from time
to time
be amended by agreement
between the Company and
the
Depositary without the
consent
of Owners or Beneficial
Owners of Receipts in
any
respect which they may
deem
necessary or desirable.
Any
amendment which shall
impose or increase any
fees or
charges other than
taxes and
other governmental
charges,
registration fees and
cable,
telex or facsimile
transmission
costs, delivery costs
or other
such expenses, or which
shall
otherwise prejudice any


substantial existing
right of
Owners of Receipts,
shall,
however, not become
effective
as to outstanding
Receipts until
the expiration of
thirty days
after notice of such
amendment
shall have been given
to the
Owners of outstanding
Receipts.  Every Owner
of a
Receipt at the time any
amendment so becomes
effective shall be
deemed, by
continuing to hold such
Receipt, to consent and
agree
to such amendment and
to be
bound by the Deposit
Agreement as amended
thereby.  In no event
shall any
amendment impair the
right of
the Owner of any
Receipt to
surrender such Receipt
and
receive therefor the
Deposited
Securities represented
thereby
except in order to
comply with
mandatory provisions of
applicable law.

21.	TERMIN
ATION
OF
DEPOSIT
AGREE
MENT.
            The
Depositary
at any time at the
direction of
the Company, shall
terminate
the Deposit Agreement
by
mailing notice of such
termination to the
Owners of
all Receipts then
outstanding at
least 60 days prior to
the date
fixed in such notice
for such
termination.  The
Depositary
may likewise terminate
the
Deposit Agreement by
mailing
notice of such
termination to
the Company and the
Owners
of all Receipts then
outstanding if at any
time 60
days shall have expired
after
the Depositary shall
have
delivered to the
Company a
written notice of its
election
to resign and a
successor
depositary shall not
have
been appointed and
accepted
its appointment as
provided
in the Deposit
Agreement.
On and after the date
of
termination, the Owner
of a
Receipt will, upon a
surrender of such
Receipt at
the Corporate Trust
Office of
the Depositary,
b payment of the fee of
the
Depositary for the
surrender
of Receipts referred to
in
Section 2.05 of the
Deposit
Agreement, and c
payment of
any applicable taxes or
governmental charges,
be
entitled to delivery,
to him or
upon his order, of the
amount
of Deposited Securities
represented by the
American
Depositary Shares
evidenced
by such Receipt. If any
Receipts shall remain
outstanding after the
date of
termination, the
Depositary
thereafter shall
discontinue
the registration of
transfers of
Receipts, shall suspend
the
distribution of
dividends to
the Owners thereof, and
shall
not give any further
notices or
perform any further
acts
under the Deposit
Agreement, except that
the
Depositary shall
continue to
collect dividends and
other
distributions
pertaining to
Deposited Securities,
shall
sell rights and other
property
as provided in the
Deposit
Agreement, and shall
continue to deliver
Deposited
Securities, together
with any
dividends or other
distributions received
with
respect thereto and the
net
proceeds of the sale of
any
rights or other
property, in
exchange for Receipts
surrendered to the
Depositary
after deducting, in
each case,
the fee of the
Depositary for
the surrender of a
Receipt,
any expenses for the
account
of the Owner of such
Receipt
in accordance with the
terms
and conditions of the
Deposit
Agreement, and any
applicable taxes or
governmental charges.
At
any time after the
expiration
of one year from the
date of
termination, the
Depositary
may sell the Deposited
Securities then held
under the
Deposit Agreement and
may
thereafter hold
uninvested the
net proceeds of any
such sale,
together with any other
cash
then held by it
thereunder,
unsegregated and
without
liability for interest,
for the
pro rata benefit of the
Owners
of Receipts which have
not
theretofore been
surrendered, such
Owners
thereupon becoming
general
creditors of the
Depositary
with respect to such
net
proceeds.  After making
such
sale, the Depositary
shall be
discharged from all
obligations under the
Deposit
Agreement, except to
account
for such net proceeds
and
other cash after
deducting, in
each case, the fee of
the
Depositary for the
surrender of
a Receipt, any expenses
for the
account of the Owner of
such
Receipt in accordance
with the
terms and conditions of
the
Deposit Agreement, and
any
applicable taxes or
governmental charges.
Upon
the termination of the
Deposit
Agreement, the Company
shall
be discharged from all
obligations


under the Deposit
Agreement
except for its
obligations to
the
Depositary with respect
to
indemnification,
charges, and
expenses.



22.	SUBMIS
SION TO
JURISDI
CTION.
             In the
Deposit
Agreement, the Company
has i
appointed General
Counsel,
The News Corporation
Limited, 1211 Avenue of
the
Americas, New York, New
York 10036, in the
State of
New York, as the
Companys
authorized agent upon
which
process may be served
in any
suit or proceeding
arising out
of or relating to the
Shares or
Deposited Securities,
the
American Depositary
Shares,
the Receipts or this
Agreement, ii consented
and
submitted to the
jurisdiction
of any state or federal
court in
the State of New York
in
which any such suit or
proceeding may be
instituted,
and iii agreed that
service of
process upon said
authorized
agent shall be deemed
in every
respect effective
service of
process upon the
Company in
any such suit or
proceeding.

23	COMPLI
ANCE
WITH
U.S.
SECURI
TIES
LAWS.

Notwithstandin
g  anything in the
Deposit
Agreement or this
Receipt to
the contrary, the
Company and
the Depositary each
agrees that
it will not exercise
any rights
it has under the
Deposit
Agreement to permit the
withdrawal or delivery
of
Deposited Securities in
a
manner which would
violate
the U.S. securities
laws,
including, but not
limited to,
Section I.A.1 of the
General
Instructions to the
Form F6
Registration statement,
as
amended from time to
time,
under the Securities
Act of
1933.


24	DISCLO
SURE
OF
INTERES
TS.

Notwithstandin
g any other provision
of the
Deposit Agreement, each
Owner and Beneficial
Owner
agrees to be bound by
and
subject to the
Memorandum
and Articles of
Association of
the Company to the same
extent as if such
American
Depositary Shares
evidenced
by such Receipt were
the
Shares represented by
such
American Depositary
Shares
evidenced by such
Receipt,
provided, however, that
such
provisions shall apply
to such
persons only to the
extent
feasible, and to
provide such
information as the
Company
may request in a
disclosure
notice a Disclosure
Notice
given pursuant to
statutory
provisions of English
law or
the Memorandum and
Articles
of Association. Failure
of an
Owner or Beneficial
Owner to
provide in a timely
fashion
information requested
in any
Disclosure Notice may,
in the
Companys sole
discretion,
result in the
withholding of
certain rights in
respect of
such Owners  or
Beneficial
Owners American
Depositary
Shares including voting
rights
and certain rights as
to
dividends in respect of
the
Shares represented by
such
American Depositary
Shares.
The Depositary agrees
to use
its reasonable efforts
to
comply with any
instructions
received from the
Company
requesting that the
Depositary
take the actions
specified
therein to obtain such
information.

             In
addition,
any Owner or Beneficial
Owner who is or becomes
directly or indirectly
interested within the
meaning
of Sections 208 and 209
of
the United Kingdom


Companies Act of 1985,
as
amended from time to
time the
Companies Act, in any
class
or series of the issued
ordinary
share capital of the
Company
equal to or in excess
of the
then notifiable
interest at the
date hereof, three
percent or
such other amount as
may be
required by the
Companies
Act, or is aware that
another
person for whom it
holds such
Receipts is so
interested, must
within two business
days or
such other period as
may be
required by the
Companies
Act after becoming so
interested or so aware,
and
thereafter upon any
changes of
at least one percent of
the
outstanding Shares,
notify the
Company as required by
the
Companies Act.

            If the
Company
requests information
form the
Depositary or the
Custodian,
as the registered
owners of
Shares, pursuant to the
Memorandum and Articles
of
Association of the
Company or
the Companies Act, the
obligations of the
Depositary
or the Custodian, as
the case
may be, shall be
limited to
disclosing to the
Company
such information
relating to
the Shares in question
as has in
each case been recorded
by it
pursuant to the terms
of the
Deposit Agreement.

25	OWNER
SHIP
RESTRIC
TIONS.
             The
Company
may restrict transfers
of the
Shares where such
transfer
might result in
ownership of
Shares exceeding the
limits
under applicable law or
the
Memorandum and Articles
of
Association.  The
Company
may also restrict, in
such
manner as it deems
appropriate, transfers
of the
American Depositary
Shares
where such transfer may
result
in the total number
of Shares represented
by the
American Depositary
Shares
owned by a single Owner
to
exceed the limits under
applicable law.  The
Company
may, in its sole
discretion,
instruct the Depositary
to take
action with respect to
the
ownership interest of
any
Owner in excess of the
limitation set forth in
the
preceding sentence,
including,
but not limited to, a
mandatory
sale or disposition on
behalf of
an Owner of the Shares
represented by the
American
Depositary Shares held
by
such Owner in excess of
such
limitations, if and to
the
extent
the Depositary has
received
satisfactory assurances
that
such disposition is
permitted
by applicable law and
to the
extent the same action
could
have been taken with
respect
to holders of Shares
under
similar circumstances.